Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer - Sarbanes-Oxley Section 906

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Triad Guaranty Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2012

                                             By:     _/s/ Kenneth W. Jones ______
                                                        Kenneth W. Jones
                                                        President and Chief Executive Officer
                                                        (Principal Executive Officer and Principal Financial Officer)